EXHIBIT 4.5.2

Supplemental Agreement No. 3

to

Purchase Agreement No. 3256

between

THE BOEING COMPANY

and

LATAM AIRLINES GROUP S.A.

Relating to Boeing Model 787-916/787-816 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of August 24, 2012, “Supplemental Agreement Number 3” or “SA-3”) by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and LATAM Airlines Group S.A. (formerly having the legal name LAN Airlines S.A. and doing business as LAN Airlines), a Chilean corporation (Customer);

W I T N E S S E T H:

WHEREAS, the parties entered into Purchase Agreement No. 3256, dated as of October 29, 2007 relating to the purchase and sale of Boeing Model 787-916 and Model 787-816 Aircraft (the Purchase Agreement) as amended by Supplemental Agreements No. 1 and 2;

WHEREAS, Customer and Boeing have agreed to replace two (2) Boeing Model 787-816 Aircraft identified in Table 2 with two (2) Boeing Model 787-816 Aircraft that will deliver in the second half of 2014;

WHEREAS, Customer and Boeing have agreed to incorporate the Exhibit A for the 787-816 Aircraft configuration to the Purchase Agreement;

WHEREAS, Customer and Boeing have agreed to [***] from [***] Boeing Model 787-816 Aircraft to the [***] Boeing Model 787-816 Aircraft scheduled to deliver in the second half of 2014 and the [***] for Supplemental Agreement [***] to Purchase Agreement No. [***]; and

WHEREAS, Customer and Boeing have agreed to revise the scheduled delivery for the September 2011 Accelerated Aircraft to August 2012 and October 2012.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Replacement of two Aircraft. Two (2) 787-816 Aircraft serial number 38464 and 38475 (Table 2 Aircraft) are replaced by two (2) 787-816 serial number 42224 and 42225 (Table 6 Aircraft) in this SA-3.

2.	Table of Contents. The Table of Contents of the Purchase Agreement is deleted in its entirety and is replaced by the new Table of Contents and is attached as Exhibit 1 to this SA-3.

3	Articles – N/A in this SA-3.

4.	Tables

4.1 Table 2 is deleted in its entirety and replaced by Table 6, which incorporates the Optional Features and IFE as set forth in Exhibit A for 787-816 Aircraft and is attached as Exhibit 2 to this SA-3.

4.2 The September 2011 Accelerated Aircraft identified in Table 5 of SA-2 is deleted in its entirety and replace by a new Table 5 (Table 5 Aircraft) , which reflects the revised delivery schedules and incorporates the Optional Features and IFE as set forth in Exhibit A for 787-816 Aircraft and is attached as Exhibit 2 to this SA-3.

5.	Exhibits and Supplemental Exhibits

5.1 Exhibit A for 787-816 Aircraft is deleted in its entirety and replace with a new Exhibit A for 787-816 Aircraft, which is attached as Exhibit 3 to this SA-3.

a. For avoidance of doubt, the new Exhibit A for 787-816 Aircraft is the Final Configuration for twenty two (22) 787-816 Aircraft, however only Table 5 and Table 6 Aircraft will be updated in this SA-3.

5.2 Exhibit A1 787-816 for two (2) Table 2 Aircraft is deleted in its entirety.

6.	Letter Agreements

6.1 Letter Agreement 6-1162-ILK-0310R2 “Special Matters” is deleted in its entirety and replaced by Letter Agreement 6-1162-ILK-0310R3 “Special Matters” and is attached as Exhibit 4 to this SA-3.

a. For avoidance of doubt, the [***] and [***] of Letter Agreement 6-1162-ILK-0310R3 will remain unchanged from Letter Agreement 6-1162- ILK-0310R1 and will not be attached to this SA-3.

6.2 Letter Agreement 6-1162-ILK-0312R1 “Promotional Support” is deleted in its entirety to delete the Table 2 Aircraft and include the Table 6 Aircraft and is replaced by Letter Agreement 6-1162-ILK-0312R2 “Promotional Support” and is attached as Exhibit 5 to this SA-3.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

6.3 The Table 5 Aircraft are considered [***] for the purposes of Letter Agreement 6-1162-ILK-0314R1 “Liquidated Damages – Non-Excusable Delay”.

a. For avoidance of doubt, the [***] for Table 5 Aircraft will be [***] instead of the [***].

6.4 The Table 6 Aircraft are not considered [***] for purposes of Letter Agreement 6-1162-ILK-0314R1 “Liquidated Damages – Non-Excusable Delay”.

6.5 Letter Agreement 6-1162-ILK-0315 entitled [***]. In accordance with paragraph 1.1.2 Customer has selected the [***].

6.6 Letter Agreement 6-1162-ILK-0319 [***] is deleted in its entirety and replaced with 6-1162-ILK-0319R1 [***] to include Tables 3, 4, 5 and 6 Aircraft and is attached as Exhibit 6 to this SA-3.

6.7 Letter Agreement 6-1162-KSW-6446 “Aircraft Performance Guarantees for 787-816 2011 Aircraft” for the Table 2 Aircraft is deleted in its entirety.

6.8 Letter Agreement 6-1162-KSW-6447 [***] for the Table 2 Aircraft is deleted in its entirety.

6.9 For purposes of Letter Agreement 6-1162-KSW-6453R1 [***] the [***] are considered Covered Aircraft and the [***] are no longer considered Covered Aircraft.

6.10 In accordance with Letter Agreement 6-1162-KSW-6473 entitled “Delivery Flexibility for September 2011 Accelerated Aircraft”, [***] and this S.A. 3 revises the scheduled delivery for both September 2011 Accelerated Aircraft to August 2012 and October 2012 and is reflected in the new Table 5.

a. For avoidance of doubt, the Credit Memorandum described in Article [***] of Letter Agreement 6-1162-KSW-6473 will be issued to Customer at time of delivery of each of the new Table 5 Aircraft.

6.11 Letter Agreement 6-1167-MAG-0496 “Aircraft Performance Guarantees for 787-816 Table 6 Aircraft” is added and is attached as Exhibit 7 to this SA-3.

6.12 Letter Agreement 6-1167-MAG-0500 [***] is added to and is included as Exhibit 8 to this SA-3.

6.13 Letter Agreement 6-1167-MAG-502 “Model 787 Post-Delivery Software & Data Loading” was executed on May 29, 2012 and is added as Exhibit 9 to this SA-3.

6.14 Letter Agreement 6-1167-MAG-0506 [***] is added and is attached as Exhibit 11 to this SA-3.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

7.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement 3 is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement 6-1162-ILK-0310R3, Customer will not disclose this Supplemental Agreement 3 for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosme Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

This Supplemental Agreement is not binding until executed by both Boeing and Customer.

THE BOEING COMPANY	LATAM AIRLINES GROUP S.A.

By:	By:

Its:	Its:

By:

Its:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description	SA-1

2.	Delivery Schedule	SA-1

3.	Price	SA-1

4.	Payment	SA-1

5.	Miscellaneous	SA-1

TABLE

1-ROLLS	787-916 Aircraft Information Table	SA-1

1-GENX	787-916 Aircraft Information Table

1-ROLLS	787-816 Aircraft Information Table	SA-2

1-GENX	787-816 Aircraft Information Table

Table 2	~~787-816 Aircraft Information Table for 2011 Aircraft~~	Deleted SA-3

Table 3	787-816 Aircraft Information Table for 2011-2013 Aircraft	SA-1

Table 4	787-816 Aircraft Information Table for Substitution Aircraft	SA-1

Table 5	787-816 Aircraft Information Table for Table 5 Aircraft	SA-3

Table 6	787-816 Aircraft Information Table for Table 6 Aircraft	SA-3

EXHIBIT

A.	787-916 Aircraft Configuration

A.	787-816 Aircraft Configuration	SA-3

~~A1~~	~~787-816 Aircraft Configuration for 2011 Aircraft~~	Deleted SA-3

B.	Aircraft Delivery Requirements and Responsibilities

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

SUPPLEMENTAL EXHIBITS		SA NUMBER

AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	Buyer Furnished Equipment Variables

BFE2.	Buyer Furnished Equipment Variables for Accelerated Aircraft	SA-1 & SA-2 Art. 6.2

CS1.	Customer Support Variables

EE1.ROLLS	Engine Escalation and Engine Warranty

EE1.GENx	Engine Escalation and Engine Warranty

SLP1.	Service Life Policy Components

LETTER AGREEMENTS

3256-01	787 Spare Parts Initial Provisioning	SA-1 & SA-2 (Art 7.1)
3256-02	Open Configuration Matters	SA-1 & SA-2 (Art 7.2)
3256-03	787 e-Enabling Letter Agreement
3256-04	787 Spare Parts Commitment
6-1162-ILK-0310R3	Special Matters [***]	SA-3
[***]
[***]
[***]
[***]
6-1162-ILK-0311	787 AGTA Terms Revisions
6-1162-ILK-0312R2	Promotional Support	SA-3
6-1162-ILK-0313	EULA Special Matters
6-1162-ILK-0314R1	Liquidated Damages	SA-1 & SA-2 (Art 7.5)
SA-3 Art 6.3 & 6.4
6-1162-ILK-0315	[***]	SA-1 & SA-2 (Art 7.6)
SA-3 Art. 6.5
6-1162-ILK-0316	Aircraft Model Substitution	SA-1 (Art 7.8)

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENTS		SA NUMBER

6-1162-ILK-0317	Option Aircraft

6-1162-ILK-0318	Alternate Engine Selection	SA1 & SA2 (Art 2)

6-1162-ILK-0319R1	[***]	SA-3

6-1162-ILK-0319R1	[***]	SA-3

6-1162-ILK-0320	Delivery Flexibility

6-1162-ILK-0321	Demonstration Flight Waiver

6-1162-ILK-0322	AGTA Article 8.2 Insurance; Warranty Coverage; and Exhibit B Matters for Certain Boeing Model 787-9 Aircraft Leased from International Lease Finance Corporation by LAN Airlines S.A.

6-1162-ILK-0323	Special Matters Customer Support	SA-1 (Art 7.9); SA-2 (Art 7.8)

6-1162-ILK-0324	Special Matters Warranty

6-1162-ILK-0325	NOT USED

6-1162-ILK-0326	Special Matters Customer 787 Fleet	SA-1(Art 7.10) SA-2 (Art 7.8)

6-1162-ILK-0327	Performance Guarantees 787-916/-816	SA-2 (Art7.10)

6-1162-ILK-0328	[***]	SA-1

6-1162-ILK-0329	Extended Operations (ETOPS) Matters

6-1162-ILK-0330	[***]

6-1162-ILK-0331	[***]	SA-2 (Art 7.11)

[***]

6-1162-KSW-6453	[***]	SA-1

6-1162-KSW-6453R1	[***]	SA-2 & SA-3 (Art. 6.9)

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

6-1162-KSW-6458	[***]	SA-1

6-1162-KSW-6473	Delivery Flexibility for September 2011 Accelerated Aircraft	SA-2 & SA-3 (Art 6.10)

6-1167-MAG-0496	Aircraft Performance Guarantees for 787-816 Table 6 Aircraft	SA-3

6-1167-MAG-0500	[***]	SA-3

6-1167-MAG-0502	787 Post Delivery Software & Data Loading	SA-3

6-1167-MAG-0506	[***]	SA-3

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 2 to S.A. 3	Table 5 To
Purchase Agreement No. PA-03256

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 787-8	[***]	Detail Specification:	787B1-4102-D (4/27/2011)

Engine Model/Thrust: TRENT1000-A	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]

Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]

Optional Features:	[***]

Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:	[***]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:	[***]	Base Year Index (ECI):	[***]

In-Flight Entertainment (IFE) Estimate:	[***]	Base Year Index (CPI):	[***]

Delivery Date	Number of Aircraft	[***]	[***]	Manufacturer Serial No.	Escalation Estimate Adv Payment Base Price Per A/P	[***]
						[***]	[***]	[***]	[***]
Aug-2012	1	[***]	[***]	38471	[***]	[***]	[***]	[***]	[***]

Oct-2012	1	[***]	[***]	38466	[***]	[***]	[***]	[***]	[***]

Total:	2

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 2 to S.A. 3	Table 6 To

Purchase Agreement No. PA-03256

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 787-8	[***]	Detail Specification:	787B1-4102-D (4/27/2011)

Engine Model/Thrust: TRENT1000-A	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]

Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]

Optional Features:	[***]

Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:	[***]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:	[***]	Base Year Index (ECI):	[***]

In-Flight Entertainment (IFE) Estimate:	[***]	Base Year Index (CPI):	[***]

Delivery Date	Number of Aircraft	[***]	[***]	Manufacturer Serial No.	Escalation Estimate Adv Payment Base Price Per A/P	[***]
						[***]	[***]	[***]	[***]
3Q2014*	1	[***]	[***]	42224	[***]	[***]	[***]	[***]	[***]

4Q2014*	1	[***]	[***]	42225	[***]	[***]	[***]	[***]	[***]

Total:	2

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

[***] [***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LATAM AIRLINES GROUP S.A.

787-816 Exhibit A to Purchase Agreement Number 3256

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A to

Purchase Agreement No. 3256

AIRCRAFT CONFIGURATION

Dated: August 24, 2012

relating to

BOEING MODEL 787-816 AIRCRAFT

The Detail Specification is Boeing document number D019E001LAN88P-1 scheduled to release on or about one month before the delivery of the first 787-816 Aircraft. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing’s Airplane Configuration Specification 787B1-4102-D dated, April 27, 2011 as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable prior to delivery, Boeing will furnish to Customer copies of the Detail Specification, which will reflect such Options.

The Aircraft Basic Price reflects and includes all effects of such Options except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or In-Flight Entertainment

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0310R3

LATAM Airlines Group S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Special Matters

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LATAM Airlines Group S.A. (formerly having the legal name LAN Airlines S.A. and doing business as LAN Airlines) (Customer) relating to Boeing Model 787- 916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supercedes Letter Agreement 6-1162-ILK-0310R2 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1 “STE” when used specifically in relation to any credit memorandum contained in this letter agreement shall mean that the relevant credit memorandum shall be escalated to the month of delivery in the same manner as the Airframe Price pursuant to escalation factors developed as set forth in the [***] Letter Agreement Number 6-1162-ILK-0319 in accordance with the escalation formula reflected in Supplemental Exhibit AE1 to the Purchase Agreement (AE1).

1.2 “Limitations on Use” when used in relation to any credit memorandum contained in this letter agreement shall mean that the applicable credit memorandum may be used for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued, but that the relevant credit memorandum shall be prohibited from use for satisfaction of any Advance Payment obligation.

1.3 “Accelerated Aircraft” are defined as eight (8) Boeing Model 787-816 Aircraft with scheduled delivery months as set forth in Table 3.

1.4 “2012-2013 Aircraft” are defined as the Accelerated Aircraft delivering in (1) May 2012 sn 38472, (1) June 2012 sn 38473, (1) August 2012 sn 38484, (1) 2nd Quarter 2013 sn 38476, (2) 3rd Quarter 2013 sn 38477 and sn 38478, and (2) 4th Quarter 2013 sn 38479 and 38480 as set forth in Table 3.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.5 “Substitute Aircraft” are defined as the Substitution Aircraft 787-816 aircraft delivering in (2) 2nd Quarter 2017 sn 38460 and sn 38462, (2) 3rd Quarter 2017 sn 38463 and sn 38465 as identified in Table 4 which were originally 787-916 aircraft delivering in (1) June 2014, (1) August 2014, (1) September 2014 and (1) October 2014 as shown in Table 1-ROLLS 787-916. The Substitute Aircraft may be substituted back to 787-916 aircraft.

1.6 “September 2011 Accelerated Aircraft” are defined as two (2) Aircraft scheduled to deliver in (1) August 2012 sn 38471 and (1) October sn 38466 as set forth in Table 5, of this SA-3.

1.7 “Table 6 Aircraft” are defined as the two (2) Aircraft scheduled to deliver in (1) 3rd Quarter 2014 sn 42224 and (1) 4th Quarter 2014 sn 42225 as set forth in Table 6. These Table 6 Aircraft replace the Table 2 Aircraft identified in Supplemental Agreement 1 and 2 to the Purchase Agreement.

2.	787-9/-8 Credit Memoranda.

Subject to Customer’s adherence to the Limitations on Use, Boeing will provide the Customer a credit memorandum concurrently with the delivery of each 787-916 and each 787-816 Aircraft identified in Table 1 Rev 1, Table 1 Rev 2, Table 3, Table 4, Table 5 and Table 6 to the Purchase Agreement, in description and in amount identified in the following Article 2 credit memoranda table:

Article 2 Credit Memoranda Table

Article 2 Credit Memoranda	[***]	[***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.	Payment Due at Signing of the Purchase Agreement.

[***]

4.	Economic Considerations for Certain Aircraft.

4.1.	[***].

4.1.1. [***].

4.1.2. [***].

4.1.3. [***].

4.2	[***].

4.2.1 [***].

4.2.2 [***].

5.	[***].

5.1.	[***].

6.	Economic Considerations for the Option Aircraft.

Subject to Customer’s adherence to the Limitations on Use, Boeing agrees that the Option Aircraft [***].

[***]:

(i)	[***]

(ii)	[***]

Notwithstanding Article 4.2 of the Option Aircraft Letter, [***]. Appendix 1 reflects a Customer exercise of its rights in respect of two (2) Option Aircraft; however, the parties agree that Customer may exercise its rights in respect of a minimum of one (1) Option Aircraft so long as such Customer exercise occurs no later than the applicable Option Exercise Date.

7.	Economic Considerations for the Substitution Aircraft.

In the event of substitution of an Aircraft by the Customer pursuant to the Aircraft Model Substitution Letter Agreement to the Purchase Agreement, Boeing agrees to provide Customer with the [***]. A sample form of supplemental agreement (illustrative of the

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

contractual documentation incident to implementation of the Customer’s exercise of its substitution rights in respect of one (1) Boeing Model 787-916 Aircraft to replace the purchase of one (1) Boeing Model 787-816 Aircraft) that is acceptable to Boeing is attached as Appendix 2 to this Letter Agreement. (For avoidance of doubt, this Appendix 2 will remain unchanged from 6-1162-ILK-0310R1).

8.	Correction Time Objectives.

In the event that Boeing is able to make improvements to Correction Time Objectives as defined in Article 8.3.1 of Exhibit C to the AGTA, Product Assurance Document, then Boeing will revise the referenced Article to reflect the revision, e.g., to reflect subsequent schedule improvement to the extent realized.

9.	Fuel Provided by Boeing.

Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft as follows:

Aircraft Model	Fuel Provided
Boeing Model 787 Aircraft, including all minor models	[***]

10.	Assignment.

Any assignment by Customer of any benefits, entitlements, or services described in this Letter Agreement requires Boeing’s prior written consent. Further, Customer will not reveal to any third party the amount of the credit memoranda provided to Customer by Boeing without Boeing’s prior written consent and subject to such circumstances as Boeing may reasonably require.

Boeing will not unreasonably withhold consent to Customer’s request to assign, as security, rights in the Purchase Agreement if done for purposes of obtaining financing or for such other purpose consistent with fulfilling its obligations under the Purchase Agreement. Boeing’s consent will be conditioned on all parties accepting Boeing’s customary conditions for consenting to an assignment, including, but not limited to, the following: assignor and assignee indemnification of Boeing for any actions taken by an assignee under any assignment agreement; Boeing’s right to exercise the manufacturer’s option to assume Customer’s rights under the Purchase Agreement in the event of a default under an assignment agreement; and confidentiality. A Party that is

i.	bound by a customary confidentiality agreement;

ii.	neither an airplane manufacturer nor an airline; and

iii.	responding to a Customer request for proposals to provide financing of Aircraft pursuant to the Purchase Agreement, including pre-delivery payment financing shall be deemed a “Financing Party”.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Without Boeing’s consent, Customer may represent to any Financing Party that Boeing will provide to that Financing Party, concurrently with the delivery of each of the Aircraft to that Financing Party, a financier credit memorandum equal to concession ceiling for each of the Boeing Model 787-916 and/or Boeing Model 787-816 passenger aircraft that shall not exceed 34% for each Aircraft escalated to the month of delivery in the same manner as the Airframe Price as described in Supplemental Exhibit AE-1. Insofar as such Financing Party is concerned, this Financier Credit Memorandum shall be in lieu of any other provision in this Letter Agreement. When the Customer identifies a Financing Party and the preliminary terms of an assignment under which pre-delivery payment financing (PDP) or aircraft purchase financing could be provided, at Customer’s request, Boeing agrees to enter into discussions with the Customer to consider whether an additional credit memorandum can be assigned, with the goal of helping Customer obtain third-party financing.

Boeing will consent to any reasonable request by Customer to assign the Purchase Agreement to an affiliate provided that Boeing is provided with an adequate guarantee of performance of all obligations under this Purchase Agreement and in a form reasonably satisfactory to Boeing.

Customer understands that Boeing is not required under any circumstances to consent to an assignment that would constitute a novation.

The foregoing provisions are intended to supplement, and not to supersede, the assignment provisions of the AGTA, which address delivery date and post-delivery assignments, merger-type assignments, and other matters.

11.	MTOW and Other Configuration Matters.

Boeing recognizes that Customer requires early notification of Development Changes, incorporated into the Detail Specification, and Manufacturer Changes applicable to the Aircraft so Customer can evaluate, in a timely manner, the effect of such changes on maintenance and operation of the Aircraft. Boeing will provide to Customer notification of such Developmental Changes and Manufacturer Changes affecting Customer’s airplanes through Boeing’s standard notification process.

[***]

12.	Acknowledgement of Financing Support.

Boeing acknowledges that financing assistance has been requested by Customer and discussions have been held between Customer and Boeing Capital Corporation.

13.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 10 of this Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By:
Melanie A. Gauthier

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO

Date: August 24, 2012

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LATAM AIRLINES GROUP S.A.

By:

lts:

By:

lts:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

[***]

[***]

Airframe Model/MTOW:	787-8 TRENT1000-A	[***]	Detail Specification:	787B1-4102-B (7/9/2007)

Engine Model/Thrust:		[***]	Airframe Price Base Year/Escalation Formula:	[***]

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]

Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (ECI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:

Catalog Selected In Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (ECI):	[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]	Base Year Index (CPI):	[***]

Delivery Date	Number of Aircraft	[***]	[***]	Option Exercise Notice Date	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/ Mos. Prior to Delivery):
						[***]	[***]	[***]	[***]
1st Qtr 2017	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2nd Qtr 2017	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3rd Qtr 2017	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4th Qtr 2017	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1st Qtr 2018	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2nd Qtr 2018	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3rd Qtr 2018	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4th Qtr 2018	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	15				[***]	[***]	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 4 to S.A. 3
Special_Matters, [***]
BOEING PROPRIETARY

LAN Airlines S.A.

[***]

[***]

Airframe Model/MTOW:	787-8 GENX-1B64	[***]	Detail Specification:	787B1-4102-B (7/9/2007)

Engine Model/Thrust:		[***]	Airframe Price Base Year/Escalation Formula:	[***]

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]

Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		[***]	Engine Escalation Data:

Catalog Selected In Flight Entertainment (IFE) Estimate:		[***]	Base Year Index (ECI):	[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]	Base Year Index (CPI):	[***]

Delivery Date	Number of Aircraft	[***]	[***]	Option Exercise Notice Date	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/ Mos. Prior to Delivery):
						[***]	[***]	[***]	[***]
1st Qtr 2017	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2nd Qtr 2017	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3rd Qtr 2017	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4th Qtr 2017	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1st Qtr 2018	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2nd Qtr 2018	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3rd Qtr 2018	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4th Qtr 2018	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	15				[***]	[***]	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 4 to S.A. 3
Special_Matters, [***]
BOEING PROPRIETARY

LAN Airlines S.A.

[***] Page 1 of 1

[***]

Article 5 Credit Memoranda	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 4 to S.A. 3
Special_Matters, [***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

LATAM Airlines Group S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:  Promotional Support Agreement

Re:

Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LATAM Airliens Group S.A. (formerly having the legal name LAN Airlines S.A. and doing business as LAN Airliens) (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft).

This letter agreement (Letter Agreement) cancels and supercedes Letter Agreement 6-1162-ILK-0312R1 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recitals.

Boeing and Customer wish to enter into an agreement pursuant to which Boeing and Customer will each contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1 “Covered Aircraft” shall mean those Aircraft identified in each Table 1 Rev 1, Table 1 Rev 2, Table 3, Table 4, Table 5 and Table 6 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.2 “Promotional Support” shall mean marketing and promotion programs in support of the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, video tape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.3 “Commitment Limit” shall have the meaning set forth in Article 2, below.

1.4 “Performance Period” shall mean the period two (2) years before delivery of the first Covered Aircraft and ending one (1) year after delivery after the last Covered Aircraft.

1.5 “Qualifying Third Party Fees” shall mean fees paid by Customer during the Performance Period to third party providers for Promotional Support provided to Customer during the Performance Period.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
Promotional_Support_Agreement
BOEING PROPRIETARY

2.	Promotional Support Agreement Commitment.

As more particularly set forth in this Letter Agreement Boeing agrees to provide Promotional Support to Customer [***] (Promotional Support Commitment Limit).

3.	Promotional Support Agreement Methods of Performance.

Subject to the Promotional Support Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:

3.1 At Customer’s request and with respect to a mutually agreed project Boeing will provide Promotional Support during the Performance Period directly to Customer in value equivalent to Qualifying Third Party Fees.

3.2 [***].

4.	Commencement Date.

Boeing’s obligation to provide Promotional Support will commence when the purchase of the Covered Aircraft becomes firm (not subject to cancellation by either party).

5.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

6.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (I) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By:
Melanie A. Gauthier

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of om agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 24th day of August, 2012

LATAM AIRLINES GROUP S.A.

By:

Its:

By:

Its:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

6-1162-ILK-0319R1

LATAM Airlines Group S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***]

Reference:	1)	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LATAM Airlines Group S.A. (formerly having the legal name LAN Airlines S.A. and doing business as LAN Airlines) (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft); and

	2)	Aircraft General Terms Agreement dated as of the 9th of May of 1997 between the parties, identified as AGTA-LAN (AGTA).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1	[***].

1.2	[***].

1.3	[***].

1.4	[***].

1.5	[***].

1.6	[***].

2.	Tailored Escalation Applicability.

2.1	[***].

2.2	[***].

2.3	[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

3.	Determination of Airframe Escalation Adjustment.

3.1	[***]:

3.1.1	[***]

3.1.2	[***].

3.1.3	[***].

3.1.4	[***].

3.2	[***].

3.3	[***]:

(i)	[***]

(ii)	[***]:

(a)	[***]

(b)	[***];

3.3.1	[***].

3.3.2	[***].

3.3.3	[***].

3.4	[***]:

3.4.1	[***].

3.4.2	[***].

(i)	[***].

(ii)	[***]:

(1)	[***]

(2)	[***].

3.5	[***].

4.	[***].

5.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By:
Melanie A. Gauthier

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 24th day of August, 2012

LATAM AIRLINES GROUP S.A.

By:

Its:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

By:

Its:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

LATAM Airlines Group S.A.

6-1162-ILK-0319R1 Table A

Table A

[***]

Column 1 Aircraft	Column 2 Delivery Date	Column 3 Batch per Art. 3.1.1 & 3.1.2 (Delivery Parameters per Forecast)	[***]	[***]	[***]	[***]
1.	[***]	[***]	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]	[***]	[***]
9.	[***]	[***]	[***]	[***]	[***]	[***]
10.	[***]	[***]	[***]	[***]	[***]	[***]
11.	[***]	[***]	[***]	[***]	[***]	[***]
12.	[***]	[***]	[***]	[***]	[***]	[***]
13.	[***]	[***]	[***]	[***]	[***]	[***]
14.	[***]	[***]	[***]	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

LATAM Airlines Group S.A.

6-1162-ILK-0319R1 Table A

Table A

[***]

Column 1 Aircraft	Column 2 Delivery Date	Column 3 Batch per Art. 3.1.1 & 3.1.2 (Delivery Parameters per Forecast)	[***]	[***]	[***]	[***]
15.	[***]	[***]	[***]	[***]	[***]	[***]
16.	[***]	[***]	[***]	[***]	[***]	[***]
17.	[***]	[***]	[***]	[***]	[***]	[***]
18.	[***]	[***]	[***]	[***]	[***]	[***]
19.	[***]	[***]	[***]	[***]	[***]	[***]
20.	[***]	[***]	[***]	[***]	[***]	[***]
21.	[***]	[***]	[***]	[***]	[***]	[***]
22.	[***]	[***]	[***]	[***]	[***]	[***]
23.	[***]	[***]	[***]	[***]	[***]	[***]
24.	[***]	[***]	[***]	[***]	[***]	[***]
25.	[***]	[***]	[***]	[***]	[***]	[***]
26.	[***]	[***]	[***]	[***]	[***]	[***]

** [***].

***

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

LATAM Airlines Group S.A.

6-1162-ILK-0319R1 Page 1 of 1 [***]

[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

LATAM Airlines Group S.A.

Appendix 1, Attachment 1 to 6-1162-ILK-0319R1 Page 1 of 1

Appendix 1, Attachment 1: [***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
						[***]	[***]	[***]		[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

LATAM Airlines Group S.A.

Appendix 1, Attachment 2 to 6-1162-ILK-0319R1 Page 1 of 1

Appendix 1, Attachment 2: [***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]
							[***]	[***]		[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

LATAM Airlines Group S.A.

Appendix 1, Attachment 3 to 6-1162-ILK-0319R1 Page 1 of 1

Appendix 1, Attachment 3: [***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]
							[***]	[***]		[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1167-MAG-0496

LATAM Airlines Group S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Aircraft Performance Guarantees for 787-816 Table 6 Aircraft

Reference:	Purchase Agreement No. 3256 (Purchase Agreement) between The Boeing Company (Boeing) and LATAM Airlines Group S.A. (formerly having the legal name LAN Airlines S.A. and doing business as LAN Airlines) (Customer) relating to Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment [***].

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	Melanie A. Gauthier

Its	Attorney-In-Fact

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date: August 24, 2012

LATAM AIRLINES GROUP S.A.

By:

Its:

By:

Its:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

MODEL 787-8 PERFORMANCE GUARANTEES

FOR LAN AIRLINES S.A.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	[***]

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

1.	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-8 Aircraft with a maximum takeoff weight of [***], a maximum landing weight of [***], and a maximum zero fuel weight of [***], and equipped with Boeing furnished [***].

2.	FLIGHT PERFORMANCE

2.1	[***]

2.1.1	The FAA approved [***], shall not be more than the following guarantee value:

GUARANTEE:          [***]

2.1.2	The FAA approved [***], shall not be less than the following guarantee value:

GUARANTEE:          [***]

Conditions:

[***].

[***].

[***]:

	Distance	Height

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

4.	[***]	[***]

2.1.3	The FAA approved [***], shall not be less than the following guarantee value:

GUARANTEE:          [***]

Conditions:

[***].

[***].

[***].

[***]:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

	Distance	Height

1.	[***]	[***]

2.	[***]	[***]

2.1.4	The FAA approved [***], shall not be less than the following guarantee value:

GUARANTEE:          [***]

Conditions:

[***].

[***].

2.1.5	The FAA approved [***], shall not be less than the following guarantee value:

GUARANTEE:          [***]

Conditions:

[***].

[***].

[***]:

	Distance	Height

1.	[***]	[***]

2.1.6	The FAA approved [***], shall not be less than the following guarantee value:

GUARANTEE:          [***]

Conditions:

[***].

[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

[***]:

	Distance	Height

1.	[***]	[***]

2.	[***]	[***]

2.2	[***]

2.2.1	[***]:

GUARANTEE:          [***]

2.2.2	[***]:

GUARANTEE:          [***]

2.2.3	[***]:

GUARANTEE:          [***]

2.3	[***]

[***]:

GUARANTEE:          [***]

2.4	[***]

[***]:

GUARANTEE:          [***]

2.5	[***]

[***]:

GUARANTEE:          [***]

2.6	[***]

[***]:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

Conditions:

1)	[***].

2)	[***].

3)	[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

2.7	Cruise Range

The still air range at an initial cruise [***], shall not be less than the following guarantee value:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

Conditions and operating rules:

[***].

2.8	[***]

[***].

GUARANTEE:          [***]

2.9	Mission

2.9.1	Mission Payload

The payload for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a [***] knot tailwind, representative of a [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[***]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height

	1.	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[***]

Climb:	[***]

Cruise:	[***]

Descent:	[***]

Approach and Landing Maneuver:	[***]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel [***]

Takeoff and Climbout Maneuver:

Fuel [***]

Distance [***]

Approach and Landing Maneuver:

Fuel [***]

Taxi-In (shall be consumed from the reserve fuel)

Fuel [***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on [***] and a) a contingency fuel allowance equivalent to [***] percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [***] nautical mile alternate with a [***] knot tailwind , c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at [***] feet above the alternate airport altitude of [***] feet.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

2.9.2	Mission Block Fuel

The block fuel for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a [***] knot tailwind, representative of a [***] route) with a [***] kilogram payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

Conditions and operating rules are the same as Paragraph 2.9.1 except as follows:

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[***]

Climb:	[***]

Cruise:	[***]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	[***]

Takeoff and Climbout Maneuver:

	Fuel	[***]

	Distance	[***]

Approach and Landing Maneuver:

	Fuel	[***]

Taxi-In (shall be consumed from the reserve fuel)

	Fuel	[***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

2.9.3	Mission Payload

The payload for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a 33 knot headwind, representative of a [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[***].

[***]

[***]

[***]

[***]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height

	1.	[***]	[***]

	2.	[***]	[***]

	3.	[***]	[***]

	4.	[***]	[***]

	5.	[***]	[***]

Maximum takeoff thrust is used for the takeoff. The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[***]

Climb:	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

Cruise:	[***]

Descent:	[***]

Approach and Landing Maneuver:	[***]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	[***]

Takeoff and Climbout Maneuver:

	Fuel	[***]

	Distance	[***]

Approach and Landing Maneuver:

	Fuel	[***]

Taxi-In (shall be consumed from the reserve fuel)

	Fuel	[***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on [***] and a) a contingency fuel allowance equivalent to [***] percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [***] nautical mile alternate with a [***] knot tailwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at [***] feet above the alternate airport altitude of [***] feet.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

2.9.4	Mission Block Fuel

The block fuel for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a 33 knot headwind, representative of a [***] route) with a [***] kilogram payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

Conditions and operating rules are the same as Paragraph 2.9.3 except as follows:

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[***]

Climb:	[***]

Cruise:	[***]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	[***]

Takeoff and Climbout Maneuver:

	Fuel	[***]

	Distance	[***]

Approach and Landing Maneuver:

	Fuel	[***]

Taxi-In (shall be consumed from the reserve fuel)

	Fuel	[***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

2.9.5	Mission Payload

The payload for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a 57 knot headwind, representative of a [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[***]

[***]

[***]

[***]

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Distance	Height

1.	[***]	[***]

Maximum takeoff thrust is used for the takeoff. The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[***]

Climb:	[***]

Cruise:	[***]

Descent:	[***]

Approach and Landing Maneuver:	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	[***]

Takeoff and Climbout Maneuver:

	Fuel	[***]

	Distance	[***]

Approach and Landing Maneuver:

	Fuel	[***]

Taxi-In (shall be consumed from the reserve fuel)

	Fuel	[***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on [***] and a) a contingency fuel allowance equivalent to [***] percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [***] nautical mile alternate in a [***] knot headwind, c) an approach and landing maneuver at the alternate airport, d) a 30 minute hold at [***]feet above the alternate airport altitude of [***] feet, and f) critical fuel on board is determined using a reasonable interpretation of FAR paragraph 121.646 and is representative of an emergency descent and diversion from the critical point to an enroute alternate airport.

2.9.6	Mission Payload

The payload for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a 4 knot headwind, representative of a [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[***].
[***]. [***]. [***].

[***] The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[***]

Climb:	[***]

Cruise:	[***]

Descent:	[***]

Approach and Landing Maneuver:	[***]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	[***]

Takeoff and Climbout Maneuver:

	Fuel	[***]

	Distance	[***]

Approach and Landing Maneuver:

	Fuel	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

Taxi-In (shall be consumed from the reserve fuel):

Fuel	[***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on [***] and a) a contingency fuel allowance equivalent to [***] percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [***] nautical mile alternate in a [***] knot headwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at [***] feet above the alternate airport altitude of [***] feet.

2.9.7	Mission Payload

The payload for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a 1 knot tailwind, representative of a [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

Takeoff:	[***].

[***].

[***].

[***].

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

			Distance	Height
		1.	[***]	[***]
		2.	[***]	[***]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver	[***]

Climb:	[***]

Cruise:	[***]

Descent:	[***]

Approach and Landing Maneuver:	[***]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel		[***]

Takeoff and Climbout Maneuver:

	Fuel		[***]

	Distance		[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

Approach and Landing Maneuver:

Fuel	[***]

Taxi-In (shall be consumed from the reserve fuel):

Fuel	[***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on [***] and a) a contingency fuel allowance equivalent to [***] percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [***] nautical mile alternate in a [***] knot tailwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at [***] feet above the alternate airport altitude of [***] feet.

2.9.8	Mission Payload

The payload for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a 6 knot tailwind, representative of a [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

Takeoff:	[***].

[***].

[***].

[***].

[***].

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

			Distance	Height
		1.	[***]	[***]
		2.	[***]	[***]

Maximum takeoff thrust is used for the takeoff. The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver	[***]

Climb:	[***]

Cruise:	[***]

Descent:	[***]

Approach and Landing Maneuver:	[***]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel		[***]

Takeoff and Climbout Maneuver:

	Fuel		[***]

	Distance		[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

Approach and Landing Maneuver:

Fuel	[***]

Taxi-In (shall be consumed from the reserve fuel):

Fuel	[***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on [***] and a) a contingency fuel allowance equivalent to [***] percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [***] nautical mile alternate in a [***] knot tailwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at [***] feet above the alternate airport altitude of [***] feet.

2.9.9	Mission Block Fuel

The block fuel for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a [***] knot headwind, representative of a [***] route) with a [***] kilogram payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:                [***]

TOLERANCE:           [***]

GUARANTEE:          [***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[***]. [***]. [***]. [***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

			Distance	Height
		1.	[***]	[***]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[***]

Climb:	[***]

Cruise:	[***]

Descent:	[***]

Approach and Landing Maneuver:	[***]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel		[***]

Takeoff and Climbout Maneuver:

	Fuel		[***]

	Distance		[***]

Approach and Landing Maneuver:

	Fuel		[***]

Taxi-In (shall be consumed from the reserve fuel):

	Fuel		[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on [***] and a) a contingency fuel allowance equivalent to [***] percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a [***] nautical mile alternate in a [***] knot tailwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at [***] feet above the alternate airport altitude of [***] feet.

2.9.10	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.9.11 is the basis for the mission guarantees of Paragraphs 2.9.1, 2.9.2, 2.9.3, 2.9.4, 2.9.5, 2.9.6, 2.9.7, 2.9.8, and 2.9.9.

2.9.11	Weight Summary - LAN Airlines

Kilograms

Standard Model Baseline MEW	[***]
787 airplane Configuration Specification Addendum, 787B1-4102-DLAN01, dated July 8, 2011
[***] ([***]) Interior
Trent 1000 Engines
[***] Maximum Taxi Weight
[***] Liters Fuel Capacity
Changes for LAN Airlines*
Interior Change to [***] Passengers ([***])	[***]
Reference LOPA B876507A
In-Flight Entertainment – Head End Equipment	[***]

Business Class In-Seat Video Equipment	[***]

Economy Class In-Seat Video Equipment	[***]

Flight Crew Rest	[***]

Options Allowance	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

LAN Airlines Manufacturer’s Empty Weight (MEW	[***]

Standard and Operational Items Allowance (Paragraph 2.9.12)	[***]

LAN Airlines Operational Empty Weight (OEW)	[***]

	Quantity	Kilograms	Kilograms

Seat Weight Included*			[***]

Business Class Double – Front Row	[***]	[***]

Business Class Double	[***]	[***]

Business Class Double - Aft Row	[***]	[***]

Economy Class Outboard Triple-Front Row	[***]	[***]

Economy Class Outboard Triple	[***]	[***]

Economy Class Outboard Triple b4 Double	[***]	[***]

Economy Class Outboard Triple - Aft Row	[***]	[***]

Economy Class Center Triple - Front Row	[***]	[***]

Economy Class Center Triple	[***]	[***]

Economy Class Center Triple - Aft Row	[***]	[***]

Crew Rest Double	[***]	[***]

2.9.12	Standard and Operational Items Allowance

	Qty	kg	kg	kg

Standard Items Allowance				[***]

Unusable Fuel			[***]
Oil			[***]
Oxygen Equipment			[***]
Portable Oxygen Bottles	[***]	[***]

Miscellaneous Equipment			[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

First Aid Kits	[***]	[***]
Crash Axe	[***]	[***]
Megaphones	[***]	[***]
Flashlights	[***]	[***]
Smoke Goggles	[***]	[***]
PBE	[***]	[***]
PBE - Flight Deck	[***]	[***]
Galley Structure & Fixed Inserts ([***]				[***]

	Qty	kg	kg	kg

Operational Items Allowance				[***]

Crew and Crew Baggage			[***]

Flight Crew (inc. Baggage) ([***])	[***]	[***]

Cabin Crew (inc. Baggage) ([***])	[***]	[***]

Document & Tool Kit ([***])	[***]	[***]

Catering Allowance & Removable Inserts			[***]

Business Class	[***]	[***]

Economy Class	[***]	[***]

Duty Free Allowance			[***]

Potable Water - ([***])			[***]

Waste Tank Disinfectant			[***]

Emergency Equipment (Includes Over Water Equip.)			[***]

Slide Rafts: Main Entry	[***]	[***]

Life Vests	[***]	[***]

Locator Transmitter	[***]	[***]

Cargo System			[***]

Total Standard Operational Items Allowance				[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

3.	[***]

3.1	[***]

[***]:

	[***]	[***]	[***]	[***]

Nominal	[***]	[***]	[***]	[***]

Tolerance	[***]	[***]	[***]	[***]

Guarantee	[***]	[***]	[***]	[***]

3.2	[***]

[***]:

	[***]	[***]	[***]	[***]

Nominal	[***]	[***]	[***]	[***]

Tolerance	[***]	[***]	[***]	[***]

Guarantee	[***]	[***]	[***]	[***]

4.	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revison D, “787 Airplane Configuration Specification”, dated April 27, 2011, as amended by Addendum Document 787B1-4102-DLAN01, dated July 8, 2011, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	[***]:

[***].

[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

5.	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The [***] and [***] guarantees, and the [***] portion of the mission guarantees are based on [***].

5.5	[***].

5.6	[***].

5.7	[***].

5.8	[***].

5.9	[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

6.	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the [***] guarantee, and the [***] portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

6.3	Compliance with the [***] guarantees and the [***] portion of the mission guarantees shall be shown using an alternate forward center of gravity limit of [***] percent of the mean aerodynamic chord.

6.4	Compliance with the [***] and [***] guarantees, and the [***] and [***] portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.5	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

6.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7	[***].

6.8	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. No. 3256		Exhibit 5 to S.A. 3
[***]	BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1167-MAG-0500

LATAM Airlines Group S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (Purchase Agreement) between The Boeing Company (Boeing) and LATAM Airlines Group S.A. (formerly having the legal name LAN Airlines S.A. and doing business as LAN Airlines) (Customer) relating to Model 787-816 and 787-916 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[***]

1.1	[***].

1.1.1	[***]:

1.1.1.1	[***]

1.1.1.2	[***]

1.1.1.3	[***]

1.1.2	[***].

2.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3256		Exhibit 8 to S.A. 3
[***] – SA3		Page 1
BOEING PROPRIETARY

Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3256		Exhibit 8 to S.A. 3
[***] – SA3		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:
Melanie A. Gauthier

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO
Date: August 24, 2012

LATAM AIRLINES GROUP S.A.

By:		By:

LAN
	ROBERTO ALVO		LAN
	Senior V.P. Corporate		ANDRES DEL VALLE E,
Its:	Planning & Development	Its:	Gerente de Finanzas Corporativas

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3256		Exhibit 8 to S.A. 3
[***] – SA3		Page 3
BOEING PROPRIETARY

Attachment to

6-1167-MAG-0500

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

	BOEING PROPRIETARY	Exhibit 8 to S.A. 3
[***] – SA3		P.A. 3256

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3256		Exhibit 8 to S.A. 3
[***] – SA3		Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 6-1167-MAG-0506 LAN Airlines S.A. Av. Presidente Riesco 5711 Piso 19, Las Condes SANTIAGO CHILE
Subject:	[***]
Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-816 aircraft.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The attachment to Letter Agreement 6-1167-MAG-0496 contains the 787-8 performance guarantees (the Performance Guarantees) for 787-816 Table 6 Aircraft (Aircraft). Paragraphs 2.9.1, 2.9.3, 2.9.5, 2.9.6, 2.9.7, and 2.9.8 of the Performance Guarantees are mission payload guarantees (the Payload Guarantees) which will be effective and applicable to the Aircraft in accordance with such letter agreement. [***].

In response to Customer’s request, Boeing offers [***].

1.      Demonstration of Compliance.

Article 5.4 of AGTA-LAN provides a procedure for demonstration of compliance with Performance Guarantees [***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3256	BOEING PROPRIETARY	Exhibit 11 to S.A. 3

LAN Airlines S.A. 6-1167-MAG-0506 Page 2

2.	[***].
2.1	Aircraft Delivery.
[***].
2.2	[***]
2.2.1 [***].
2.2.2 [***].
2.2.3 [***].
2.2.4 [***].

3.	[***].

[***].

3.1	[***]

[***]:

(a)	[***]

(b)	[***]:

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3256	BOEING PROPRIETARY	Exhibit 11 to S.A. 3

LAN Airlines S.A. 6-1167-MAG-0506 Page 3

3.2	[***]
[***]
3.3.	[***]
[***]
3.4	[***]
[***].
4.	[***]
[***].

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing. Articles 9.2 and 9.3 of the AGTA shall apply to this provision.

6.	[***]

[***].

7.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3256	BOEING PROPRIETARY	Exhibit 11 to S.A. 3

LAN Airlines S.A. 6-1167-MAG-0506 Page 4

represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3256	BOEING PROPRIETARY	Exhibit 11 to S.A. 3

LAN Airlines S.A. 6-1167-MAG-0506 Page 5

Very truly yours,

THE BOEING COMPANY

By:
Melanie A. Gauthier
Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this 24th day of August, 2012

LATAM AIRLINES GROUP S.A.

By:

LAN
ROBERTO ALVO
Senior V.P. Corporate
Its:	Planning & Development

By:

LAN
ANDRES DEL VALLE E,
Its:	Gerente de Finanzas Corporativas

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

P.A. 3256	BOEING PROPRIETARY	Exhibit 11 to S.A. 3